UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  JUNE 23, 2003

                            INFORMEDIX HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                   000-50221                 88-0462762
 (State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)            File Number)           Identification No.)

      GEORGETOWNE PARK, 5880 HUBBARD DRIVE, ROCKVILLE, MD       20852-4821
           (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (301) 984-1566

                                       N/A
          (Former name or former address, if changed since last report)



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         InforMedix Holdings, Inc. (the "Registrant"), formerly known as Hunapu Inc., has appointed Bagell, Josephs & Company, LLC ("Bagell Josephs") as its new independent public accountant and terminated its engagement of Lazar Levine & Felix LLP ("Lazar") as its independent public accountant, effective with respect to the Registrant's fiscal year ending December 31, 2003. This change in independent public accountant was approved by the Board of Directors of the Registrant on June 23, 2003, upon the recommendation of the audit committee.

         The audit reports of Lazar on the financial statements of the Registrant as of and for the fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles, other than to contain an explanatory paragraph as to the Registrant's ability to continue as a going concern.

         During the Registrant's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements between the Registrant and Lazar, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Lazar's satisfaction would have caused Lazar to make reference to the subject matter of the disagreement(s) in connection with its reports.

         During the Registrant's two most recent fiscal years and through the date of this Form 8-K, the Registrant did not consult with Bagell Josephs with respect to any matters or reportable events listed in Item 304(a)(2)(i) and (ii) of Regulation S-B. Bagell Josephs was the independent public accountant of InforMedix Acquisition Corp. prior to its merger with the Registrant.

         The Registrant provided Lazar with a copy of the foregoing disclosures. The Registrant requested that Lazar furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements that the Registrant has made in this Item 4. A copy of Lazar's letter response to the Registrant's request is filed as exhibit 16.1 to this Form 8-K.

ITEM 5.  OTHER EVENTS.

         On June 23, 2003, the Board of Directors of the Registrant approved a 1-for-2 reverse split of the Registrant's common stock in accordance with Nevada Revised Statutes ss. 78.207, pursuant to which every two issued and outstanding shares of common stock shall be converted into one share of common stock, and every two authorized shares of common stock and preferred stock shall be converted into one share of common stock and preferred stock, respectively. The reverse split will become effective upon filing an officer's certificate in the office of the Nevada Secretary of State. As a result of the reverse split, all shares of Common Stock underlying options and warrants of the Registrant are issuable on the basis of one share for every two shares currently issuable.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         Listed below are all exhibits to this Current Report of Form 8-K

Exhibit
Number   Description
-------  -----------
16.1 Letter of Lazar Levine & Felix LLP regarding change in certifying accountant, dated June 30, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 27, 2003           INFORMEDIX HOLDINGS, INC.


                               By:      /s/ Bruce A. Kehr
                                  ------------------------------------------
                                        Dr. Bruce A. Kehr
                                        Chairman and Chief Executive Officer